Exhibit 99.2

CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We consent to the use of our report dated February 27, 1998 incorporated by reference in the registration statement (No. 333-33127) on Form S-8 of Midcoast Energy Resources, Inc. for the three-year period ended December 31, 1997.

 /s/ Hein + Associates LLP

Hein + Associates LLP
Houston, Texas
February 26, 1999